CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


                          INDEPENDENT AUDITORS' CONSENT





To the Board of Directors
Oak Tree Medical Systems, Inc.



We have issued our report dated August 29, 2000 accompanying the consolidated financial statements of Oak Tree Medical Systems, Inc., and subsidiaries included in the Annual Report on Form 10-KSB for the fiscal year ended May 31, 2000, which is incorporated by reference in this Registration Statement. We consent to the incorporation by reference in the Registration Statement of the aforementioned report.






                                              /s/ WISS & COMPANY, LLP
                                                  WISS & COMPANY, LLP


Livingston, New Jersey
November 16, 2000

                                   LAW OFFICES
                             RICHARD P. GREENE, P.A.
                             INTERNATIONAL BUILDING
                           2455 EAST SUNRISE BOULEVARD
                                    SUITE 905
                         FORT LAUDERDALE, FLORIDA 33304
                                     ------
                            TELEPHONE: (954) 562-6616
                               FAX: (954) 561-0997


                                November 16, 2000

Via EDGAR

Securities & Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

         Re:    Registration Statement on Form S-8
                Oak Tree Medical Systems, Inc. (the "Registrant")
                Common Stock

Dear Sir or Madam:

         On behalf of the Registrant, enclosed for filing is a copy of the Registrant's Registration Statement on Form S-8. The required filing fee in the amount of $452.53 was transferred by wire by the Registrant to the Commission's Account # 910-8739 at Mellon Bank, Pittsburgh, PA.

         If you have any questions in this regard, please do not hesitate to contact me.

                                                     Very truly yours,

                                                     RICHARD P. GREENE, P.A.

                                                     /s/ RICHARD P. GREENE
                                                     ----------------------
                                                     Richard P. Greene
                                                     For the Firm

RPG\evb
Enclosure
C:\RPG-1\OakTree\S8-Nov.00